                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 7, 2005

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

Delaware                             0-21324                 06-1344888
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission             (IRS Employer
of incorporation)                 File Number)            Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
                 ----------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number,including area code: 203-425-8000

             ------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On October 31, 2005,  NYFIX,  Inc. (the "Company")  filed an 8-K with respect to the  resignation  of  Deloitte  &  Touche  LLP  ("Deloitte")  as  the  Company's
independent registered public accounting firm. The October 31, 2005 8-K stated:

     "On October 27, 2005, NYFIX, Inc. (the "Company")  announced that
     Deloitte & Touche LLP  ("Deloitte") had resigned as the Company's independent  registered  public  accounting firm. The text of the press release issued by the Company is furnished as Exhibit 99.1.

     Deloitte's  reports  on  the  Company's   consolidated  financial
     statements for the years ended December 31, 2004 and 2003 did not contain  adverse  opinions or  disclaimer  of  opinions  and such opinions were not qualified or modified as to uncertainty,  audit scope or accounting principles.

     During the  Company's  years ended  December 31, 2004 and 2003 or for the interim  period from  January 1, 2005  through  March 31,
     2005,  there  were  no  disagreements  between  the  Company  and
     Deloitte on any matter of  accounting  principles  or  practices, financial statement  disclosure,  or auditing scope of procedure.
     Deloitte  has not  completed  any audit or review for the Company with  respect  to any  period  subsequent  to March 31,  2005 and therefore has not reported any disagreements  between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

     As previously  announced,  at the request of the Company's  Audit
     Committee,  management reviewed information relating to its stock option grants and the related  restatements  of its  consolidated financial  statements  as of  December  31, 2004 and 2003 and for each of the three  years in the period  ended  December  31, 2004 included in the Company's Form 10-K for 2004 and its consolidated financial  statements  for the three  months ended March 31, 2005 included in the  Company's  Form 10-Q for the three  months ended
     March  31,  2005,  all filed on June 30,  2005.  The  review  was prompted by questions  raised by Deloitte to the Audit Committee.
     These  questions  related to the SEC's inquiry into the Company's granting of stock options as previously reported.

     During  the  course of this  review,  management  determined  and advised  Deloitte that the Company had incorrectly  accounted for
     compensation   expense  attributable  to  certain  stock  options

                                  2

     previously  granted.  On October 19, 2005, the Company  announced that it expected to restate the consolidated financial statements as of December  31, 2004 and 2003 and for each of the three years in the  period  ended  December  31,  2004  and the  consolidated financial  statements  for the three months ended March 31, 2005.
     As previously  announced,  the Company  believes this restatement reflects a material weakness in internal controls.

     On  October  26,  2005,  in a  discussion  with the  Chair of the
     Company's  Audit  Committee,   Deloitte  stated,   based  on  its
     consideration  of a report from the Company's Audit Committee and a  report  of  management  to the  Audit  Committee,  that it was
     "unwilling   to  continue  as   independent   registered   public
     accountants of NYFIX, Inc. and to rely on the  representations of management."  On October 27,  2005,  Deloitte  delivered a letter dated  October  26,  2005 to the  Company  confirming  "that  the client-auditor  relationship between NYFIX, Inc. (Commission File
     No.  0-21324) and Deloitte & Touche LLP has ceased." (See Exhibit
     99.2) Deloitte has not further  elaborated to the Audit Committee
     Deloitte's   reasons  for  its   unwillingness   to  continue  as
     independent registered public accountants of NYFIX and to rely on the representations of management. The Company has not placed any limitation  on Deloitte in  responding  fully to the inquiries of any successor  independent  registered public accounting firm for the Company.

     During the course of preparing its financial  statements  for the year ended December 31, 2004, the Company identified and reported a  material  weakness  in its  internal  control  over  financial reporting  relating to the design and  implementation of adequate policies  and  procedures  to  review  certain  transactions  for compliance with accounting  principles  generally accepted in the
     United States of America.

     Subsequent  to  the  issuance  of  the   consolidated   financial
     statements  as of and for  the  year  ended  December  31,  2002, management of the Company determined and advised Deloitte that it
     would  restate  its  previously  issued  consolidated   financial
     statements  to change  the manner in which it  accounted  for its
     1999  and  2001   investments  in  and  2002  acquisition  of  an
     additional  30% ownership  interest in NYFIX  Millennium,  L.L.C.
     Subsequent  to  the  issuance  of  the   consolidated   financial
     statements  as of and for  the  year  ended  December  31,  2003, management of the Company determined and advised Deloitte that it incorrectly accounted for a) compensation expense attributable to stock options  granted;  and b) deferred taxes in connection with certain  acquisitions.  As a result,  the consolidated  financial

                                  3

     statements  as of December  31, 2003 and 2002 and for each of the three  years in the  period  ended  December  31,  2003 have been restated from the amounts previously reported.  Subsequent to the issuance of the consolidated  financial  statements as of and for the year  ended  December  31,  2004 and as of and for the  three months ended March 31, 2005, management of the Company determined
     and  advised   Deloitte   that  it   incorrectly   restated   the
     aforementioned  financial  statements  for  compensation  expense attributable to certain stock options  previously  granted.  As a result, the Company expects to restate the consolidated financial statements  as of December  31, 2004 and 2003 and for each of the three  years  in the  period  ended  December  31,  2004  and the consolidated  financial statements as of and for the three months ended March 31, 2005."

On  November  7,  2005,  Deloitte  provided  a  response  letter,  as the former auditors,  to the Company's  disclosure of a change in auditors in Item 4 of the
Company's  October  31, 2005 Form 8-K.  The Company is amending  its October 31,
2005  Form 8-K to  include  Deloitte's  response  letter.  A copy of  Deloitte's response letter is furnished as Exhibit 99.3.

Item 9.01.  Financial Statements and Exhibits.
(c)     Exhibits

        Exhibit No.  Exhibits
        -----------  --------

        99.1         Press release of NYFIX, Inc. dated October 27, 2005

                     (Previously furnished)

        99.2         Deloitte & Touche LLP October 26, 2005 letter

                     (Previously furnished)

        99.3         Deloitte & Touche LLP November 7, 2005 response letter

                                       4

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                            NYFIX, INC.

                                            By: /s/ Brian Bellardo
                                                ----------------------------
                                                Brian Bellardo
                                                Secretary
November 9, 2005

                                       5